MARCH 1, 2018

SUPPLEMENT TO THE FOLLOWING SUMMARY PROSPECTUSES:

SUMMARY PROSPECTUSES DATED MAY 1, 2017 FOR:

HARTFORD SMALL CAP GROWTH HLS FUND	HARTFORD SMALL COMPANY HLS FUND

SUMMARY PROSPECTUSES DATED MAY 1, 2017, AS SUPPLEMENTED THROUGH SEPTEMBER 28, 2017 FOR:

HARTFORD BALANCED HLS FUND	HARTFORD MIDCAP HLS FUND
HARTFORD CAPITAL APPRECIATION HLS FUND	HARTFORD SMALL/MID CAP EQUITY HLS FUND
HARTFORD DISCIPLINED EQUITY HLS FUND	HARTFORD STOCK HLS FUND
HARTFORD DIVIDEND AND GROWTH HLS FUND	HARTFORD TOTAL RETURN BOND HLS FUND
HARTFORD GLOBAL GROWTH HLS FUND	HARTFORD ULTRASHORT BOND HLS FUND
HARTFORD GROWTH OPPORTUNITIES HLS FUND	HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
HARTFORD HEALTHCARE HLS FUND
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

SUMMARY PROSPECTUS DATED MAY 1, 2017, AS SUPPLEMENTED THROUGH DECEMBER 14, 2017 FOR:

HARTFORD VALUE HLS FUND

SUMMARY PROSPECTUS DATED MAY 1, 2017, AS SUPPLEMENTED THROUGH FEBRUARY 26, 2018 FOR:

HARTFORD MIDCAP VALUE HLS FUND

(EACH, A “FUND”)

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

The following information is added to the section entitled “Principal Risks” in the Fund’s summary prospectus:

Securities Lending Risk – The Fund may seek to earn additional income by engaging in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7366	March 2018